• • • • • • • • • • • • • • • • • • • • • • • • •

• • • • • •

• •

▪

▪

▪ ▪

0 50 100 150 # of L oa ns Credit Score 0 50 100 150 200 250 300 # o f Lo a n s Coupon Rate (%)

Non Owner Occupied, 1% Investor Loans, 28% Just Missed Prime, 21% Loans Made to Bank Statement Borrowers, 50%

FL, 20% CA, 37% TX, 6% GA, 4% Other, 34%

FL, 20% CA, 37% TX, 8% GA, 4% Other, 31%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

Fourth Quarter and Fiscal Year 2023 Earnings Supplement

Important Notices

References herein to our "Company," "AOMR," "we," "us," or "our" refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries unless the context requires otherwise. Unless otherwise indicated, the term "Angel Oak" refers collectively to Angel Oak Capital Advisors, LLC ("Angel Oak Capital") and its affiliates, including Falcons I, LLC, our external manager (our "Manager"), Angel Oak Companies, LP ("Angel Oak Companies"), and the proprietary mortgage lending platform of its affiliate, Angel Oak Mortgage Solutions LLC (together with other non-operational affiliated originators, "Angel Oak Mortgage Lending"). References to "AOMT" refer to Angel Oak Mortgage Trust, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q4 2023 and FY 2023 Highlights & Financial Results

Q4 Financial Results

Continued earnings and book value growth supported by newly originated loan purchases and securitizations

Q4 GAAP / Economic Book Value[1]	GAAP BV: $10.26 / common share Economic BV: $13.54 / common share
Q4 GAAP Net Income	$1.15 / common share
Q4 Distributable Earnings[1]	($0.26) / common share
Q4 Annualized Dividend Yield to GAAP Book Value	12.5%
Dividend	Declared dividend of $0.32 / common share paid on February 29, 2024

KEY COMMENTARY

- GAAP Book Value increased 10.4% and Economic Book Value increased 2.6% versus Q3 2023
- Net Interest Income continues to increase and operating expenses remain at a low level; Net Interest Income expected to grow further in coming quarters
- For the full year, the Company purchased $222.7MM of loans with a WAC of 8.37%, weighted average LTV of 70.1%, and a weighted average FICO of 754
- Increased coupon on residential whole loan portfolio to **6.78%** as of December 31, 2023; increased an additional **36bps** to **7.14%** as of February 29, 2024 with loans purchased and locked for purchase and securitization since December 31, 2023
- Participated in AOMT 2023-7 securitization, contributing loans with a scheduled unpaid principal balance of $42.0MM and releasing $30.9MM of warehouse borrowings
- Credit performance of the portfolio remains strong; weighted average delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios is currently **2.19%**[2]

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Based on % of UPB that is 90+ days delinquent across Whole Loans, RMBS, and Residential Loans In Securitization Trust

Whole Loan Coupon Trend

Whole Loan Coupon growth drives increased Net Interest Margin, reduces valuation risk, and supports future securitization execution.

- $222.7MM of loans were purchased between the beginning of Q2 2023 and the end of Q4 2023, with a weighted average coupon of 8.37%, weighted average LTV of 70.1%, and weighted average FICO of 754
- Additional purchases and anticipated purchases/securitizations since Q4 2023 have increased the whole loan portfolio coupon to 7.14% as of February 29, 2024.

Whole Loan Portfolio Weighted Average Coupon Rate[1]



4.74%
4.49%
4.52%
4.68%
4.72%
4.80%
4.63%
4.84%
5.83%
6.78%
7.14%
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Current

[1] "Current" means as of February 29, 2024. All other data is presented as of the applicable period-end date.

Target Asset Composition

KEY COMMENTARY

Target asset portfolio growing over second half of 2023 as new loan purchases accumulate

- We do not expect the Residential Whole Loan portfolio balance to grow above what we believe we can securitize in approximately two securitizations



Target Asset Composition[1,2]
($ millions)
3,219
1,069
1,063
1,069
2,869
1,055
1,027
771
2,112
523
1,029
544
2,026
471
1,242
297
2,085
595
1,194
284
2,101
488
1,221
380
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Residential Whole Loans
Residential Loans in Securitization Trust
RMBS & Investment in MOA

Q3 2023 to Q4 2023 Changes:

RMBS

- Decrease in Whole Pool RMBS holdings at month-end offset by bonds retained from AOMT 2023-7 comingled securitization and principal paydowns and valuation changes

Residential Loans in Securitization Trust & Residential Whole Loans

- Loan purchases and increased valuations, offset by movement of loans underlying AOMT 2023-7 from Residential Whole Loans to RMBS & Investment in MOA are the key drivers of change

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Investment in MOA, Commercial Loans, and CMBS

[2] The balance of Commercial Loans and CMBS represents the difference between displayed totals and the sum of Residential Loans, Residential Loans in Securitization Trust, RMBS, and Investment in MOA

GAAP Book Value

- GAAP Book Value grew $0.97/share, or 10.4%, from Q3 2023 to Q4 2023 supported by target asset growth and valuation tailwinds.



$9.29
(3.4%)
($0.32)
$1.29
14.4%
$10.26
9/30/2023 BV
Q4 2023 Dividend
Q4 2023 BV Growth 1
12/31/2023 BV

[1] Excluding quarterly dividend impact

Economic Book Value

- Economic Book Value[1] grew by $0.34/share, or 2.6%, in Q4 2023
  - Economic Book Value reflects the impact of fair value changes for our legally held retained bonds associated with loans in securitization trusts



$13.20
(2.4%)
($0.32)
$0.66
5.1%
$13.54
9/30/2023 EBV
Q4 2023 Dividend
Q4 2023 EBV Growth [1,2]
12/31/2023 EBV

[1] Excluding quarterly dividend impact
[2] See Appendix for definition and reconciliation to comparable GAAP metrics

Recourse Debt to Equity Trend

KEY COMMENTARY

- As of January 16, 2024, our Recourse Debt to Equity Ratio is 1.3x. This reflects the maturity of US Treasuries and their corresponding repurchase agreements.
- Our Recourse Debt to Equity Ratio is likely to increase as we continue to purchase newly originated loans; we expect to remain under 2.5x going forward



Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)
1,250
1,050
850
650
450
250
50
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
3.4x
3.7x
2.9x
3.6x
2.0x
2.5x
1.2x
1.7x
1.0x
1.9x
1.3x
1,102
906
640
439
234
198
291
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

[1] Recourse debt excludes Non-Recourse Securitization Obligations, Collateralized by Residential Loans in Securitization Trust

Q4 Distributable Earnings

	Three Months Ended		Twelve Months Ended	
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(in thousands)		*(in thousands)*	
Net income (loss) allocable to common stockholders	$ 28,599	$ (8,801)	$ 33,714	$ (187,847)
Adjustments:				
Net unrealized (gains) losses on trading securities	(7,618)	-	(484)	-
Net unrealized (gains) losses on derivatives	9,191	(11,484)	16,985	(13,054)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	(21,674)	(11,896)	(15,890)	67,401
Net unrealized (gains) losses on residential loans	(15,511)	(29,973)	(64,009)	146,347
Net unrealized (gains) losses on commercial loans	(8)	85	(91)	844
Non-cash equity compensation expense	494	573	1,689	5,753
Distributable Earnings	$ (6,527)	$ (61,496)	$ (28,086)	$ 19,444

Note: Please see Appendix for the Company's definition of Distributable Earnings.

Interest Income and Average Asset Balances

$000s	2023 Interest Income / Expense	2023 Average Balance	2022 Interest Income / Expense	2022 Average Balance
Interest Income				
Residential Loans	$ 23,951	$ 443,781	$ 51,634	$ 1,082,632
Residential Loans in Securitization Trust	54,494	1,128,332	48,022	1,004,632
Commercial Loans	541	7,525	1,137	15,392
RMBS and Majority-Owned Affiliate	12,304	175,291	13,613	384,038
CMBS	1,315	6,434	778	8,886
US Treasury Securities	1,462	39,001	8	46,153
Other Interest Income	1,886	37,549	352	41,684
Total Interest Income	**$ 95,953**		**$ 115,544**	
Interest Expense				
Notes Payable	$ 26,042	$ 366,032	$ 35,621	$ 916,772
Non-Recourse Securitization Obligation	36,638	1,080,156	25,654	967,787
Repurchase Facilities	4,372	89,726	1,749	155,856
Total Interest Expense	**$ 67,052**		**$ 63,024**	
Net Interest Income	**$ 28,901**		**$ 52,520**	

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $380.0MM

Weighted Average Coupon: 6.78%

Weighted Average LTV at Origination: 69.4%

Weighted Average FICO Score at Loan Origination: 748

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 2.0%

Residential Loan Portfolio Credit Score Distribution



150
100
50
0
# of Loans
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Borrower Type



Full Documentation and Other Loans, 22%
Loans Made to Bank Statement Borrowers, 50%
Investor Loans, 28%

Residential Loan Geographic Diversification



Other, 28%
CA, 31%
GA, 3%
NC, 4%
TX, 8%
FL, 25%

Residential Loan Portfolio Coupon Rate Distribution



300
250
200
150
100
50
0
# of Loans
< 3.499
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0 +
Coupon Rate (%)

As of December 31, 2023
No state in "Other" represents more than a 3% concentration in the underlying collateral; percentages may not total to 100% due to rounding

Key Portfolio Statistics: Residential Loans by Product Type Detail

Residential Loans by Product



Non Owner Occupied, 1%
Investor Loans, 28%
Loans Made to Bank Statement Borrowers, 50%
Just Missed Prime, 21%

Weighted Average Credit Score by Product



810
770
730
690
650
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
FD
ICF
BS

Weighted Average LTV by Product



78%
75%
72%
69%
66%
63%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
FD
ICF
BS

Weighted Average Coupon by Product



7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
FD
ICF
BS

As of December 31, 2023
FD: Full Documentation
BS: Bank Statement Borrower
ICF: Investor Loans

Key Portfolio Statistics: Loans in Securitization Trust

$000s	AOMT 2021-4	AOMT 2021-7	AOMT 2022-1	AOMT 2022-4	AOMT 2023-4	Total / Weighted Average
UPB of loans	$ 174,987	$ 274,811	$ 445,048	$ 164,778	$ 275,339	$ 1,334,963
Number of loans	399	725	1,008	374	606	3,112
Weighted Average Loan Coupon	4.96%	4.71%	4.42%	5.21%	4.51%	4.66%
Average Loan Amount	$ 439	$ 379	$ 442	$ 441	$ 454	$ 431
Weighted Average LTV at loan origination and deal date	68%	67%	67%	73%	69%	68%
Weighted Average Credit Score at loan origination and deal date	744	746	750	724	734	742
Current 3 month CPR[1]	4.9%	4.9%	6.1%	8.5%	4.3%	5.6%
90+ Delinquency (as a % of Current UPB)	1.0%	1.7%	0.8%	1.2%	0.5%	1.0%

Loans in Securitization Trust Geographic Diversification



FL, 20%
CA, 37%
TX, 6%
GA, 4%
Other, 34%

As of December 31, 2023
No state in "Other" represents more than a 4% concentration in the underlying collateral; percentages may not total to 100% due to rounding
[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year.

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) RMBS purchased in the secondary market (if any), and (3) Residential Loans in Securitization Trust.

Total Fair Value: $1,221.1MM

Weighted Average Coupon[1]: 5.2%

Weighted Average LTV[1]: 69.4%

90 Day Delinquency (as a % of UPB) [1]: 2.22%

Portfolio LTV Trend[1]



75%
74%
73%
72%
71%
70%
69%
Jun 21
Dec 21
Jun 22
Dec 22
Jun 23
Dec 23

90+ Day Delinquency Trend [1,2]



8%
6%
4%
2%
0%
Jun 21
Dec 21
Jun 22
Dec 22
Jun 23
Dec 23

Portfolio Geographic Diversification[1]



FL, 20%
Other, 31%
CA, 37%
TX, 8%
GA, 4%

As of December 31, 2023

No state in "Other" represents more than a 4% concentration of the underlying collateral

[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.

[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR seeks to generate attractive risk-adjusted returns and long-term capital appreciation to deliver attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage



ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure



Senior Bonds
(AAA, AA, A rating)
~85 - 90%
of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of
the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of
the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds, Junior Equity (credit sensitive), and IO Bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Income Statement (Unaudited)

	For the Three Months Ended December 31, 2023	For the Three Months Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INTEREST INCOME, NET				
Interest income	$ 24,550	$ 28,585	$ 95,953	$ 115,544
Interest expense	16,310	21,175	67,052	63,024
NET INTEREST INCOME	8,240	7,410	28,901	52,520
REALIZED AND UNREALIZED (LOSSES) GAINS, NET				
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(10,470)	(65,141)	(37,526)	(8,717)
Net unrealized gain (loss) on trading securities, mortgage loans, debt at fair value option, and derivative contracts	35,621	53,268	63,489	(201,753)
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	25,151	(11,873)	25,963	(210,470)
EXPENSES				
Operating expenses	1,688	2,654	7,474	12,179
Operating expenses incurred with affiliate	433	(738)	2,105	3,096
Due diligence and transaction costs	172	(126)	310	1,376
Stock compensation	494	574	1,689	5,753
Securitization costs	158	3	2,484	3,137
Management fee incurred with affiliate	1,382	1,969	5,842	7,799
TOTAL OPERATING EXPENSES	4,327	4,336	19,904	33,340
INCOME (LOSS) BEFORE INCOME TAXES	29,064	(8,799)	34,960	(191,290)
Income tax expense (benefit)	465	-	1,246	(3,457)
NET INCOME (LOSS)	$ 28,599	$ (8,799)	$ 33,714	$ (187,833)
Preferred dividends	-	(2)	-	(14)
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ 28,599	$ (8,801)	$ 33,714	$ (187,847)
Other comprehensive income (loss)	3,197	(12,148)	16,152	(24,127)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ 31,796	$ (20,949)	$ 49,866	$ (211,974)

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:			
	December 31, 2023		December 31, 2022	
	(in thousands)			
ASSETS				
Residential mortgage loans - at fair value	$	380,040	$	770,982
Residential mortgage loans in securitization trusts - at fair value		1,221,067		1,027,442
RMBS - at fair value		472,058		1,055,338
U.S. Treasury securities - at fair value		149,927		-
Cash and cash equivalents		41,625		29,272
Restricted cash		2,871		10,589
Principal and interest receivable		7,501		17,497
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value		-		14,756
Other assets		32,922		20,336
Total assets	$	2,308,011	$	2,946,212

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	December 31, 2023	December 31, 2022
	(in thousands)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 290,610	$ 639,870
Non-recourse securitization obligations, collateralized by residential loans in securitization trusts	1,169,154	1,003,485
Securities sold under agreements to repurchase	193,656	52,544
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	1,334	-
Due to broker	391,964	1,006,022
Accrued expenses	985	1,288
Accrued expenses payable to affiliate	748	2,006
Interest payable	820	2,551
Income taxes payable	1,241	-
Management fee payable to affiliate	1,393	1,967
Total liabilities	$ 2,051,905	$ 2,709,733
STOCKHOLDERS' EQUITY		
Common stock, $0.01 par value. As of December 31, 2023: 350,000,000 shares authorized, 24,965,274 shares issued and outstanding. As of December 31, 2022: 350,000,000 shares authorized, 24,925,357 shares issued and outstanding.	249	249
Additional paid-in capital	477,068	475,379
Accumulated other comprehensive (loss)	(4,975)	(21,127)
Retained earnings (deficit)	(216,236)	(218,022)
Total stockholders' equity	$ 256,106	$ 236,479
Total liabilities and stockholders' equity	$ 2,308,011	$ 2,946,212

Appendix: GAAP Reconciliation of Distributable Earnings

	Three Months Ended		Twelve Months Ended	
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(in thousands)		*(in thousands)*	
Net income (loss) allocable to common stockholders	$ 28,599	$ (8,801)	$ 33,714	$ (187,847)
Adjustments:				
Net unrealized (gains) losses on trading securities	(7,618)	-	(484)	-
Net unrealized (gains) losses on derivatives	9,191	(11,484)	16,985	(13,054)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	(21,674)	(11,896)	(15,890)	67,401
Net unrealized (gains) losses on residential loans	(15,511)	(29,973)	(64,009)	146,347
Net unrealized (gains) losses on commercial loans	(8)	85	(91)	844
Non-cash equity compensation expense	494	573	1,689	5,753
Distributable Earnings	$ (6,527)	$ (61,496)	$ (28,086)	$ 19,444

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
	in thousands, except for share and per share data				
GAAP total stockholders' equity	256,106	231,802	232,676	244,378	236,479
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	81,942	97,592	95,326	89,284	90,348
Stockholders' equity including economic book value adjustments	$ 338,048	$ 329,394	$ 328,002	$ 333,662	$ 326,827
Number of common shares outstanding at period end	24,965,274	24,955,566	24,924,886	24,925,357	24,925,357
GAAP Book value per common share	$ 10.26	$ 9.29	$ 9.34	$ 9.80	$ 9.49
Economic book value per common share	$ 13.54	$ 13.20	$ 13.16	$ 13.39	$ 13.11

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History (Unaudited)

(in thousands)	FY21	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Interest Income	60,555	27,109	29,702	30,148	28,585	115,544	23,740	23,763	23,900	24,550	95,953
Interest Expense	11,476	10,170	13,271	18,408	21,175	63,024	16,941	17,311	16,490	16,310	67,052
NET INTEREST INCOME	**49,079**	**16,939**	**16,431**	**11,740**	**7,410**	**52,520**	**6,799**	**6,452**	**7,410**	**8,240**	**28,901**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(4,926)	26,416	12,718	17,290	(65,141)	(8,717)	(10,843)	(4,169)	(12,044)	(10,470)	(37,526)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	(2,392)	(80,181)	(73,985)	(100,855)	53,268	(201,753)	10,190	379	17,299	35,621	63,489
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(7,318)**	**(53,765)**	**(61,267)**	**(83,565)**	**(11,873)**	**(210,470)**	**(653)**	**(3,790)**	**5,255**	**25,151**	**25,963**
Operating expenses	11,439	5,409	4,334	5,118	1,790	16,651	2,670	2,842	2,084	2,293	9,889
Stock compensation	1,715	871	968	3,340	574	5,753	541	207	447	494	1,689
Securitization costs	-	2,019	-	1,115	3	3,137	883	1,027	416	158	2,484
Management fee incurred with affiliate	5,894	1,873	2,006	1,951	1,969	7,799	1,522	1,493	1,445	1,382	5,842
EXPENSES	**19,048**	**10,172**	**7,308**	**11,524**	**4,336**	**33,340**	**5,616**	**5,569**	**4,392**	**4,327**	**19,904**
INCOME (LOSS) BEFORE TAXES	**22,713**	**(46,998)**	**(52,144)**	**(83,349)**	**(8,799)**	**(191,290)**	**530**	**(2,907)**	**8,273**	**29,064**	**34,960**
Income tax expense (benefit)	1,600	(3,457)	-	-	-	(3,457)	-	781	-	465	1,246
NET INCOME (LOSS)	**21,113**	**(43,541)**	**(52,144)**	**(83,349)**	**(8,799)**	**(187,833)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**
Preferred dividends	(15)	(4)	(4)	(4)	(2)	(14)	-	-	-	-	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**21,098**	**(43,545)**	**(52,148)**	**(83,353)**	**(8,801)**	**(187,847)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**
Other comprehensive income (loss)	4,039	(12,987)	11,235	(10,227)	(12,148)	(24,127)	14,804	(242)	(1,607)	3,197	16,152
TOTAL COMPREHENSIVE INCOME (LOSS)	**25,137**	**(56,532)**	**(40,913)**	**(93,580)**	**(20,949)**	**(211,974)**	**15,334**	**(3,930)**	**6,666**	**31,796**	**49,866**

Balance Sheet History (Unaudited)

(in thousands)	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
Assets:									
Residential Mortgage Loans - at fair value	1,061,912	1,103,773	1,279,341	1,069,476	770,982	544,436	296,529	284,383	380,040
Residential mortgage loans in securitization trusts - at fair value	667,365	1,077,967	982,579	1,062,585	1,027,442	1,028,768	1,241,994	1,194,119	1,221,067
Commercial mortgage loans - at fair value	18,664	20,704	20,196	9,554	9,458	9,460	9,589	5,219	-
RMBS - at fair value	485,634	491,287	922,859	1,068,672	1,055,338	522,887	459,972	579,985	472,058
CMBS - at fair value	10,756	10,055	8,982	8,857	6,111	6,480	6,853	6,338	-
U.S. Treasury Securities - at fair value	249,999	349,992	-	-	-	399,632	299,581	149,906	149,927
Cash and cash equivalents	40,801	90,445	16,100	20,549	29,272	36,772	59,140	41,894	41,625
Restricted cash	11,508	5,448	5,776	8,955	10,589	20,845	9,577	1,068	2,871
Principal and interest receivable	25,984	28,012	43,030	44,272	17,497	13,645	9,836	4,691	7,501
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	2,428	17,027	594	8,534	14,756	-	3,294	7,857	-
Other assets	2,878	3,491	5,189	4,308	4,767	16,244	17,418	20,140	32,922
Total Assets	2,577,929	3,198,201	3,284,646	3,305,762	2,946,212	2,599,169	2,413,783	2,295,600	2,308,011
Liabilities:									
Notes payable	853,408	956,165	1,102,101	906,321	639,870	439,252	233,970	197,797	290,610
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	616,557	1,031,200	949,442	1,048,953	1,003,485	1,012,704	1,211,441	1,161,296	1,169,154
Securities sold under agreements to repurchase	609,251	477,422	128,365	67,454	52,544	442,214	340,701	188,101	193,656
Due to broker	-	298,654	720,405	1,005,231	1,006,022	447,568	390,380	511,953	1,334
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	728	-	8,258	-	-	8,417	-	-	391,964
Collateral due to counterparties	-	8,024	-	-	-	-	-	-	-
Accrued expenses	442	530	2,584	3,328	1,288	652	1,372	1,540	985
Accrued expenses payable to affiliate	1,425	1,204	1,539	3,060	2,006	1,184	1,055	985	748
Interest payable	1,283	1,709	2,663	4,452	2,551	1,281	705	671	820
Income taxes payable	1,600	-	-	-	-	-	-	-	1,241
Management fee payable to affiliate	1,845	1,857	2,005	2,006	1,967	1,519	1,483	1,455	1,393
Total Liabilities	2,086,539	2,776,765	2,917,362	3,040,805	2,709,733	2,354,791	2,181,107	2,063,798	2,051,905
Equity:									
Preferred stock	101	101	101	101	-	-	-	-	-
Common stock	252	252	249	249	249	249	249	249	249
Additional paid in capital	476,510	463,088	472,356	474,830	475,379	475,920	476,127	476,574	477,068
Accumulated other comprehensive income (loss)	3,000	(9,987)	1,248	(8,979)	(21,127)	(6,323)	(6,565)	(8,172)	(4,975)
Retained (deficit) earnings	11,527	(32,018)	(106,670)	(201,244)	(218,022)	(225,468)	(237,135)	(236,849)	(216,236)
Total Stockholders Equity	491,390	421,436	367,284	264,957	236,479	244,378	232,676	231,802	256,106
Total Liabilities and Equity	2,577,929	3,198,201	3,284,646	3,305,762	2,946,212	2,599,169	2,413,783	2,295,600	2,308,011